Exhibit 99.8

                                                                         ANNEX F
                                                                         -------

                               Glenoit Corporation

                           Offer to Purchase for Cash
                         Any and All of Its Outstanding
                     11% Senior Subordinated Notes Due 2007
                        and Solicitation of Consents for
                      Proposed Amendments to the Indenture


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         THIS OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST
3, 2000, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE
"EXPIRATION DATE"). NOTEHOLDERS MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION.

         GLENOIT WILL NOT COMPLETE THE TENDER OFFER UNLESS THE HOLDERS OF NOTES REPRESENTING 99% OF THE PRINCIPAL AMOUNT OUTSTANDING HAVE TENDERED THEIR NOTES AND CONSENTED TO THE PROPOSED AMENDMENTS TO THE INDENTURE (THE "MINIMUM TENDER CONDITION"). THE MINIMUM TENDER CONDITION MAY BE REDUCED IN CERTAIN CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL (THE "STATEMENT").

         A NOTEHOLDER'S ELECTION TO ACCEPT THE TENDER OFFER ALSO CONSTITUTES THEIR CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE. TENDERED NOTES MAY
NOT BE WITHDRAWN EXCEPT UNDER THE VERY LIMITED CIRCUMSTANCES DESCRIBED IN THE STATEMENT.
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                                                                    July 6, 2000
To Our Clients:

         Enclosed for your consideration is an Offer to Purchase and Consent Solicitation Statement (as it may be supplemented from time to time, the "Statement") and a form of Letter of Transmittal (the "Letter of Transmittal" and, together with the Statement and the documents related thereto, the "Tender Offer"), relating to the offer by Glenoit Corporation, a Delaware corporation ("Glenoit" or the "Company"), to purchase for cash any and all of its outstanding 11% Senior Subordinated Notes due 2007 (the "Notes"). The Company is offering to purchase for cash any and all of the Notes at a price equal to 17% of the principal amount of the Notes, or $170 per $1,000 of principal (the "Tender Offer Consideration").

         Noteholders who tender their Notes pursuant to the Tender Offer are also deemed to have consented to the Proposed Amendments with respect to such Notes. The completion, execution and delivery of the Letter of Transmittal by a Noteholder in connection with the tender of Notes will constitute a consent to the Proposed Amendments with respect to such Notes.

         This material relating to the Tender Offer is being forwarded to you as the beneficial owner of Notes carried by us for your account or benefit but not registered in your name. A tender of any Notes and delivery of the related consent with respect to any Notes may only be made by us as the registered Noteholder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered Noteholder promptly if they wish to tender Notes pursuant to the Tender Offer.

         Accordingly, we request instructions as to whether you wish us to tender and deliver consent with respect to any or all of the Notes held by us for your account. We urge you to read carefully the Statement, the Letter of Transmittal, and the other materials provided herewith before instructing us to tender your Notes.

         Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Notes on your behalf in accordance with the provisions of the Tender Offer. The Tender Offer will expire at 5:00 P.M., New York City time, on August 3, 2000, unless extended (the "Expiration Date").

         Tenders of Notes may NOT be withdrawn except under the very limited circumstances described in the Statement. In order for a Noteholder to revoke a consent, such Noteholder must withdraw the related tendered Notes.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

         Your attention is directed to the following:

                  1. The Tender Offer is for any and all Notes that are outstanding.

                  2. Noteholders who desire to tender their Notes pursuant to the Tender Offer are required to consent to the Proposed Amendments with respect to the Notes.

                  3. If you desire to tender any Notes pursuant to the Tender Offer and receive the Tender Offer Consideration, we must receive your instructions in ample time to permit us to effect a tender of Notes on your behalf on or prior to the Expiration Date.

                  4. The Company's obligation to pay the Tender Offer Consideration for tendered Notes is subject to certain conditions of the Tender Offer, as described in the Statement.

                  5. Any transfer taxes incident to the transfer of Notes from the tendering Noteholder to the Company will be paid by the Company, except as provided in the Statement and the instructions to the Letter of Transmittal.

         If you wish to have us tender any or all of your Notes held by us for your account or benefit and deliver your consent pursuant to the Tender Offer, please so instruct us by completing, executing and returning to us the instruction form that appears below. IF YOU HOLD NOTES, YOU MAY USE PHOTOCOPIES OF THE FORM BELOW. The accompanying Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to tender Notes held by us and registered in our name for your account.

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
                                  INSTRUCTIONS

         The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Company's Tender Offer with respect to its Notes.

         This will instruct you to tender the principal amount of Notes indicated below held by you for the account or benefit of the undersigned and to deliver the undersigned's consent with respect to the principal amount of Notes indicated below, pursuant to the terms of and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated July 6, 2000, and the Letter of Transmittal.

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                              Notes for which consent to the Proposed Amendments
                    is to be given and which are to be tendered unless otherwise indicated:
---------------------------------------- ------------------------------------- -------------------------------------
                                                                                   Notes are to be tendered and
       Title and Identification                                                      related consents given.
            Number of Notes                        Principal Amount                      ("Yes" or "No")*
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------


---------------------------------------- ------------------------------------- -------------------------------------
            *        Unless otherwise indicated, "yes" will be assumed. Any tender response indicated or assumed to be "yes" will be deemed to include a consent to the Proposed Amendments notwithstanding any contrary entry in the consent box. Noteholders who tender their Notes pursuant to the Tender
                     Offer and receive the Tender Offer Consideration are deemed to have consented to the Proposed Amendments.

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                                                 PLEASE SIGN HERE

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                                                   Signature(s)

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                                              Name(s) (Please Print)

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                                                    Address

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                                                   Zip Code

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                                            Area Code and Telephone No.

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                                     Tax Identification or Social Security No.

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                                          My Account Number With You

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                                                    Date

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

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